UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street,	Suite 410,	Framingham,	MA	1701
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1033 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2026, at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Ameresco, Inc. (the “Company”), the Company’s stockholders approved an amendment ("Plan Amendment") to the Ameresco, Inc. 2020 Equity Incentive Plan (the “2020 Equity Plan”) to increase the number of shares of common stock reserved for issuance under the 2020 Equity Plan by 3,200,000 shares of Class A common stock. Ameresco’s Board of Directors approved the Plan Amendment, subject to stockholder approval, on February 10, 2026.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the 2020 Equity Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K. A more complete description of the terms of the 2020 Equity Plan and Plan Amendment can be found in “Proposal No. 4: Approval of an Amendment to the Ameresco, Inc. 2020 Equity Incentive Plan” on pages 7 to 19 of Ameresco’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 23, 2026, which description is incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting, holders of the Company’s Class A and Class B common stock, voting together as a single class:
•elected Claire Hughes Johnson and Frank V. Wisneski to serve as the Company’s class I directors until the Company’s 2029 annual meeting of stockholders and until their successors are elected and qualified;
•ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•approved an amendment to the Company's 2020 Stock Incentive Plan to increase the number of shares of Class A common stock available thereunder by 3,200,000 shares; and
•approved, on a non-binding advisory basis, the compensation of the Company's named executive officers
Holders of the Company’s Class A common stock are entitled to one (1) vote per share and holders of the Company’s Class B common stock are entitled to five (5) votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the 2026 Annual Meeting.

The matters acted upon at the 2026 Annual Meeting, and the voting tabulation for each matter, are as follows:
Proposal 1:    The election of the following nominees for class I directors for a term of three years:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Claire Hughes Johnson	106,664,410	10,871,579	4,608,628
Frank V. Wisneski	102,026,571	15,509,418	4,608,628

Proposal 2:    Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,717,970	368,099	58,548	—

Proposal 3:     The approval of an amendment to the Company's 2020 Stock Incentive Plan to increase the number of shares of Class A common stock available thereunder by 3,200,000 shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
104,902,485	12,613,679	19,825	4,608,628

Proposal 4:     Advisory vote on the approval of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
110,846,894	6,660,508	28,587	4,608,628
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
10.1	Ameresco, Inc. 2020 Stock Incentive Plan as Amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
June 8, 2026	By:	/s/ Mark A. Chiplock
Mark A. Chiplock
Executive Vice President, Chief Financial Officer